UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (D) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2011 (May 26, 2011)

BLOUNT INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-11549	63 0780521
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4909 SE International Way, Portland, Oregon 97222

(Address of principal executive offices) (Zip Code)

503-653-8881

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions: (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-e-4(c))

ITEM 5.07 Submission of Matters to a Vote of the Security Holders

(a.) On May 26, 2011, Blount International, Inc. (the “Corporation” or “Blount”) held its Annual Meeting of Stockholders at the Sheraton New York Hotel and Towers in New York City. At that meeting, the slate of Director Nominees proposed in the Corporation’s 2011 Proxy Statement was elected as set forth in Item 5.07 (b.) below.

(b.) At the above Annual Meeting of Stockholders, the final voting results for each of the proposals submitted to a vote of the stockholders are set forth below.*

Proposal 1.	The election of eight members to the Board of Directors, each to serve until the 2012 Annual Meeting of Stockholders of the Corporation or until his successor is elected and qualified or until his earlier resignation or removal.

	For	Withheld	Non-Votes
Robert E. Beasley, Jr.	44,647,040	150,741	1,446,345
Ronald Cami	44,698,046	99,735	1,446,345
R. Eugene Cartledge	44,502,975	294,806	1,446,345
Andrew C. Clarke	44,490,110	307,671	1,146,345
Joshua L. Collins	44,366,712	431,069	1,446,345
Thomas J. Fruechtel	44,524,631	273,150	1,446,345
E. Daniel James	44,631,346	166,435	1,446,345
Harold E. Layman	34,424,706	10,373,075	1,446,345

Proposal 2.	To pass an advisory vote approving certain executive compensation.

For	Against	Abstain	Non-Votes
44,368,645	373,878	55, 258	1,446,345

Proposal 3.	To pass as an advisory vote a resolution approving every year as the frequency of holding an advisory vote on executive compensation.

One Year	39,345,914
Two Years	245,191
Three Years	5,127,847
Abstain	78,823
Non-Votes	1,446,345
Uncast	6

Proposal 4.	To consider and act upon a proposal to re-approve the material terms of the Blount International, Inc. Executive Management Annual Incentive Plan.

For	Against	Abstain	Non-Votes
38,108,792	6,679,241	9,748	1,446,345

Proposal 5.	The ratification of the appointment of PricewaterhouseCoopers LLP as the Independent Registered Public Accounting Firm for the Corporation for the Calendar Year ending December 31, 2011.

For	Against	Abstain
45,697,406	546,573	147

*	Fractions of shares have been rounded to the nearest whole share.

(d.) As shown above in Proposal 3, a majority of the votes cast by stockholders approved, on an advisory basis, that every year be the frequency with which the Corporation holds an advisory vote on the compensation of the Corporation’s Named Executive Officers as shown in each year’s Annual Proxy Statement. This was the frequency recommended by the Board of Directors and management. Accordingly, for each year hereafter until the next required advisory vote on the frequency of stockholder votes on executive compensation, which will occur no later than the Corporation’s Annual Meeting of Stockholders in 2017, Blount will include a vote on executive compensation in its annual proxy materials.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLOUNT INTERNATIONAL, INC.

Dated: June 2, 2011	By:	/s/ Richard H. Irving, III
Richard H. Irving, III
Senior Vice President, General Counsel & Secretary